Victory Funds

Victory Diversified Stock Fund

Victory INCORE Fund for Income

Victory INCORE Investment Grade Convertible Fund

Victory NewBridge Large Cap Growth Fund

Victory Special Value Fund

Victory Strategic Allocation Fund

Victory Sycamore Established Value Fund

Victory Sycamore Small Company Opportunity Fund

Supplement dated May 26, 2021

to the Prospectuses dated March 1, 2021 ("Prospectuses")

The following disclosure has been added as a second bullet under Letter of Intent ("LOI") in the section referencing Edward D. Jones & Co., L.P. ("Edward Jones") under Appendix A in the above-named Prospectuses.

•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.